SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  May 7, 1999
(Date of earliest event reported)

Commission File No. 333-62671


               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
               ------------------------------------------------


      North Carolina                                56-1643598
-----------------------------------------------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

One First Union Center
Charlotte, North Carolina                          28228-0600
-----------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


                               (704) 374-6161
-----------------------------------------------------------------------------
             (Registrant's Telephone Number, including area code)






----------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events
           ------------

           Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc. ("CSI"), First Union Capital Markets Corp. ("First Union") and J.P. Morgan Securities Inc. (together with CSI and First Union, the "Underwriters") in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates").

           The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-62671) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

           The Structural Term Sheets, Collateral Term Sheets and Computation Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets and Computational Materials.

           Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

(99)                                     Structural Term Sheets, Collateral
                                         Term Sheets and Computational
                                         Materials prepared by the
                                         Underwriters in connection with
                                         First Union National Bank - Chase
                                         Manhattan Bank Commercial
                                         Mortgage Trust Commercial
                                         Mortgage Pass-Through
                                         Certificates Series 1999-C2.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on May 10, 1999.


                                 FIRST UNION COMMERCIAL
                                 MORTGAGE SECURITIES, INC.


                                 By:  /s/ Craig Lieberman
                                    --------------------------
                                    Name:  Craig Lieberman
                                    Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------


                                                              Paper (P) or
Exhibit No.          Description                              Electronic (E)


(99)                 Structural Term Sheets,                  E
                     Collateral Term Sheets and
                     Computational Materials
                     prepared by the Underwriters in
                     connection with First Union
                     National Bank - Chase
                     Manhattan Bank Commercial
                     Mortgage Trust Commercial
                     Mortgage Pass-Through
                     Certificates Series 1999-C2.